Exhibit 99.2

Ticketing Technology Leader SeatGeek to Be Publicly Listed

in Business Combination with RedBall Acquisition Corp.

•	SeatGeek has entered into a definitive business combination agreement with RedBall Acquisition Corp

•	Combined company positioned to be global technology ticketing marketplace and live entertainment technology platform, and the fastest-growing scaled company in its category

•	Combined company to have implied initial enterprise value of approximately $1.35 billion

•	Estimated $126 billion global live entertainment market with attractive long-term growth profile

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SeatGeek’s vertically integrated, mobile-centric technology platform offers unique features that address the needs of fans, ticket sellers and rightsholders, driving market share expansion and creating a powerful growth flywheel

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SeatGeek is an official partner of some of the most recognized teams, venues, and leagues across the globe, including the Dallas Cowboys, Brooklyn Nets, and Liverpool F.C., as well as Major League Soccer, the National Football League, half of the English Premier League, and multiple theaters across New York City’s Broadway and London’s West End

•	Business combination with RedBall to provide access to new capital sources and expected to drive growth model, accelerate market expansion and extend technology innovation

•	RedBall’s team, in combination with sponsor affiliate RedBird Capital Partners, brings extensive integration in the sports and entertainment ecosystem, and ticketing industry

•	Jack Groetzinger, SeatGeek CEO and Co-Founder, to lead combined company, with current proven management team

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Combined company expected to receive approximately $675 million in gross proceeds, which includes fully committed PIPE of $100 million, and $575 million held in trust account of Redball Acquisition Corp, assuming no redemptions by RedBall public shareholders

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Strategic investors led by early SeatGeek investor Accel, joined by Ryan Smith, Owner of Smith Entertainment Group (Utah Jazz) and Founder of Qualtrics, Kevin Durant’s Thirty Five Ventures, and a number of others

NEW YORK, NY – October 13, 2021 (GLOBAL NEWSWIRE) – SeatGeek, the high-growth, mobile-centric technology platform that is transforming the live-event experience for fans, teams, and venues, and RedBall Acquisition Corp. (“RedBall”) (NYSE: RBAC), a publicly traded special purpose acquisition company (“SPAC”) with a focus on sports, media and data analytics, today announced the signing of a definitive business combination agreement to take SeatGeek public.

RedBall is a $575 million SPAC, sponsored by an affiliate of RedBird Capital Partners (“RedBird”), a private investment firm with over $5B in assets under management and deep investing and operational expertise across the sports and live events ecosystem. RedBird’s current and prior investments in sports, media, and ticketing include the YES Network, On Location Experiences, Skydance, Wasserman, OneTeam Partners, Fenway Sports Group, the XFL, Toulouse FC, and the IPL’s Rajasthan Royals. Upon the close of the transaction, the combined company will be named SeatGeek.

Founded in 2009, SeatGeek is a high-growth, global technology ticketing marketplace and live entertainment technology platform, uniquely positioned to meet the needs of all stakeholders in the estimated $126 billion global live entertainment ecosystem, which has quickly returned to growth in 2021. Through a mobile-first marketplace and vertically integrated technology platform, SeatGeek makes it easy for fans to buy tickets, attend, and enjoy live events, through innovative features like Deal Score, its proprietary ticket rating technology, Rally, its event-day operating system, and SeatGeek Swaps, the only hassle-free return policy offered by a major ticket marketplace.

SeatGeek’s open-ecosystem enterprise ticketing software empowers teams, venues, and promoters to efficiently grow their businesses while delivering a superior fan experience. SeatGeek is the exclusive ticketing platform for a rapidly increasing number of major teams and venues, including the Brooklyn Nets (Barclays Center), Cleveland Cavaliers (Rocket Mortgage FieldHouse), Dallas Cowboys (AT&T Stadium), and half of the English Premier League. SeatGeek’s platform has seen growth in a number of verticals and venue types, including traditional stadiums, arenas, and theaters, as well as casinos, horse tracks, and golf events.

Well-positioned in the live event marketplace ecosystem, SeatGeek’s vertically integrated technology platform, which connects fans, ticket sellers, and rightsholders, allows it to create new user experiences, offer more comprehensive inventory, and capture strong economics for its enterprise partners. This has created a powerful flywheel benefitting all stakeholders and driving the company’s 70% compound annual growth from 2016 to 2019 and strong market expansion since 2017. Following the suspension of most live events in 2020, SeatGeek has resumed its rapid growth in 2021, signing more new client total annual revenue in the first half of the year, including major new partnerships with the Brooklyn Nets (Barclays Center) and Jujamcyn Theaters, than in any year in the company’s history.

“At SeatGeek we believe live events create powerful experiences that unite humans. We build technology to make more of those experiences possible. Since we started SeatGeek, we’ve focused relentlessly on reinventing live event ticketing. Our technology transforms the historically opaque and complicated process of purchasing tickets into a seamless, delightful experience that enriches events for fans, sellers and rightsholders,” said Jack Groetzinger, CEO and Co-Founder of SeatGeek. “We’ve grown substantially in 2021, gaining in market share as the live entertainment industry recovers. That makes this a particularly exciting time to go public via this merger with RedBall. Their significant experience and relationships in sports, live entertainment, and ticketing makes RedBall the ideal partner for SeatGeek.”

Alec Scheiner, CEO of RedBall, added, “We believe SeatGeek is truly the future of live event ticketing. SeatGeek’s technology, customer focus, brand and vertically integrated model align the needs of fans and rightsholders, and differentiates SeatGeek from other industry players, as demonstrated by its impressive growth and share gain momentum. Just as importantly, Jack and the SeatGeek team have built a proven and scalable growth model with compelling long-term margins. With additional capital and RedBall’s company building experience and relationships, we’re excited to help scale this visionary company.”

In addition to the funds from RedBall, the transaction is bolstered by a strong roster of strategic investors. The PIPE of $100 million is led by early SeatGeek investor Accel, joined by Ryan Smith, Founder and Executive Chairman of Qualtrics, and owner of Smith Entertainment Group which includes the Utah Jazz, Kevin Durant and Rich Kleiman’s Thirty Five Ventures, and a number of others. The group brings a unique set of industry expertise and relationships across sports, technology and entertainment.

“Accel helps build tech companies that redefine categories,” said John Locke, Partner at Accel. “As long-time investors in SeatGeek, we know that their technology is transforming the live event industry, and we couldn’t be more excited to continue our partnership at this key inflection point.”

Smith added, “I’m proud to become a part of the SeatGeek story at this key moment. As a team owner, I know how much opportunity there is to modernize the business around sports. With their incredible team and world-class technology, SeatGeek is poised to make a huge impact on our industry.”

Proceeds from the transaction will be used to expand SeatGeek’s enterprise partnerships in additional markets and scale marketing, while also investing in continued technology development, strategic M&A, and international expansion.

Jack Groetzinger will continue as CEO of the combined company, overseeing its vision and evolution, joined by SeatGeek’s current executive team.

Transaction Overview

The business combination implies an enterprise value of the combined company of approximately $1.35 billion. Upon completion of the transaction, including the PIPE (as defined below), and assuming no redemptions by public shareholders of RedBall, the current owners of SeatGeek will hold approximately 63.5% of the combined company and current RedBall shareholders will hold approximately 28.5% of the combined company.

The company will receive proceeds of $575 million of cash held in trust, less any deferred underwriting commissions, transaction expenses and redemptions by public shareholders of RedBall exercising such rights, along with $90.5 million from a committed private placement of common stock of RedBall, priced at $10.00 per share, and $9.5 million from a committed private placement of a warrant to purchase 950,000 shares of SeatGeek common stock (collectively, the “PIPE”). In addition, each subscriber to the PIPE will receive with each share of common stock purchased or issuable upon exercise of the SeatGeek direct investment warrant one-third of a warrant to purchase shares of common stock at an exercise price of $11.50 per one whole share and with terms substantially similar to the warrants included as part of RedBall’s units issued in its IPO.

The boards of directors of both RedBall and SeatGeek have unanimously approved the transaction. It is expected to close in the first quarter of 2022, subject to customary closing conditions, including the receipt of regulatory approvals, and approval by RedBall’s shareholders.

Credit Suisse is serving as financial advisor and equity capital markets advisor, and Cooley LLP is serving as legal advisor to SeatGeek. RedBird BD and Goldman Sachs are serving as M&A advisors to RedBall Acquisition Corp, and Fried Frank is serving as legal advisor to RedBall Acquisition Corp. Credit Suisse served as placement agent on the PIPE offering.

Investor Conference Call Information

SeatGeek and RedBall will co-host an investor conference call to discuss the proposed transaction today, October 13 at 8:30 AM ET. For those who wish to listen to the call, please dial 1-877-705-6003 (U.S.) or 1-201-493-6725 (international). Accompanying slides will be available at RedBallAC.com and SeatGeek.com/Investors. A replay will be available two hours after the call and can be accessed by dialing 1-844-512-2921 (U.S.) or 1-412-317-6671 (international). The passcode for the call and the replay is 13723965. A live webcast of the call will be available at http://public.viavid.com/index.php?id=146896.

About SeatGeek

SeatGeek is on a mission to transform the live-event experience for fans, teams and venues. By combining a superior marketplace with unparalleled primary ticketing box office technology, SeatGeek has become a high-growth global ticketing leader. SeatGeek delights fans through industry-first features including: Deal Score, its proprietary ticket rating technology; Rally, its event-day operating system; and SeatGeek Swaps, the first return policy offered by a major ticketer. In parallel, its open-ecosystem enterprise ticketing software empowers teams, venues and promoters to efficiently grow their businesses while delivering the superior experience that die-hard fans deserve.

SeatGeek is proud to partner with some of the most recognized names in sports and live entertainment across the globe including the Dallas Cowboys, Brooklyn Nets and Liverpool F.C., as well as Major League Soccer (MLS), National Football League (NFL), half of the English Premier League (EPL) and multiple theaters across NYC’s Broadway and London’s West End. Curious? Visit www.seatgeek.com.

About RedBall Acquisition Corp.

RedBall Acquisition Corp.(NYSE: RBAC) is a blank-check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses with a focus on businesses in the sports, media and data analytics sectors, in particular professional sports franchises, which complement RedBall management team’s expertise and benefits from its strategic and hands-on operational leadership. RedBall’s management team represents a unique combination of operating, investing, financial and transactional experience. RedBall’s sponsor, RedBall SponsorCo LP, is an affiliate of RedBird Capital Partners.

No Offer or Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of RedBall, SeatGeek or any of their respective affiliates.

Forward-Looking Statements

Certain statements included in this press release constitute forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, the proposed business combination and expectations regarding the combined business, and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of SeatGeek and RedBall and are not predictions of actual performance. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of SeatGeek and RedBall. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must be not relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SeatGeek and RedBall. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, the impact of the COVID-19 pandemic; changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that the approval of the shareholders of RedBall or SeatGeek is not obtained or the failure of other closing conditions; the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; failure to realize the anticipated benefits of the proposed business combination; the inability to obtain or maintain the listing of RedBall’s shares on the NYSE following the business combination; costs related to the business combination; the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; risks relating to the uncertainty of the projected financial information with respect to SeatGeek; risks related to the performance of SeatGeek’s business and the timing of expected business or revenue milestones; the effects of competition on SeatGeek’s business; the amount of redemption requests made by RedBall’s stockholders; the ability of RedBall or SeatGeek to issue equity or equity-linked securities or obtain debt financing in connection with the proposed business combination or in the future; and those factors discussed in RedBall’s final prospectus filed with the SEC pursuant to Rule 424(b)(4) on August 13, 2020 under the heading “Risk Factors,” and other documents RedBall has filed, or will file, with the SEC, including a registration statement on Form S-4 in connection with the business combination. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither RedBall nor SeatGeek presently know, or that RedBall or SeatGeek currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect RedBall’s and SeatGeek’s expectations, plans, or forecasts of future events and views as of the date of this press release. RedBall and SeatGeek anticipate that subsequent events and developments will cause RedBall’s and SeatGeek’s assessments to change. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date of this press release. RedBall and SeatGeek do not undertake any obligation to update these forward-looking statements and RedBall and SeatGeek specifically disclaim any obligation to do so.

Important Additional Information and Where to Find It

RedBall intends to file a registration statement on Form S-4 (“Registration Statement”) with the SEC, which will include a proxy statement/prospectus of RedBall, that will be both the proxy statement to be distributed to holders of RedBall’s ordinary shares in connection with its solicitation of proxies for the vote by RedBall’s shareholders with respect to the proposed business combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued in the business combination to SeatGeek stockholders. After the Registration Statement is declared effective, RedBall will mail a definitive proxy statement/prospectus to the shareholders of RedBall as of a record date to be established for voting on the proposed business combination. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision with respect to the business combination. Before making any voting or investment decision, investors and security holders of RedBall and other interested persons are urged to carefully read the entire Registration Statement, the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, when they each become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed business combination. The documents filed by RedBall with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by RedBall may be obtained free of charge from RedBall at www.redballac.com. Alternatively, these documents, when available, can be obtained free of charge from RedBall upon written request to RedBall Acquisition Corp., 667 Madison Avenue, 16th Floor, New York, NY 10065. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

RedBall and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of RedBall with respect to the proposed business combination. For information regarding RedBall’s directors and executive officers and a description of their interests in RedBall, please see Redball’s final prospectus related to its initial public offering filed with the SEC on August 13, 2020 and available free of charge at the SEC’s website at www.sec.gov. To the extent such holdings of RedBall’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Registration Statement and proxy statement/prospectus and other relevant documents when they become available.

SeatGeek and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of RedBall in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the Registration Statement and proxy statement/prospectus for the proposed business combination when available.

Investor Contact

Teddy Collins, Vice President, Corporate Finance

ir@seatgeek.com

Media Contact

Dan Gagnier / Jeffrey Mathews, Gagnier Communications

seatgeek@gagnierfc.com

SeatGeek Media Relations

press@seatgeek.com